AMENDMENT NO. 1
                            AVONDALE INDUSTRIES, INC.
                        EXECUTIVE EXCESS RETIREMENT PLAN


         WHEREAS,  Avondale  Industries,   Inc.,  a  corporation  organized  and
existing under the laws of the State of Louisiana, adopted the Executive Excess Retirement Plan (the "Plan") effective January 1, 1989;

         WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors; and

         WHEREAS, Avondale Industries, Inc. desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

         The reference to "age 65" in Section 3.3 of the Plan is hereby replaced with the words "age 75".

                                       II.

         Except as amended hereby, the Plan shall remain in full force and effect.

         Executed this 2nd day of February, 1998.


                                                 AVONDALE INDUSTRIES, INC.


/s/ Jackie H. Walker                             By: /s/ Thomas M. Kitchen
--------------------                                 ---------------------
/s/ Joy T. Rinaldi
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                                 AMENDMENT NO. 2
                            AVONDALE INDUSTRIES, INC.
                        EXECUTIVE EXCESS RETIREMENT PLAN


         WHEREAS,  Avondale  Industries,   Inc.,  a  corporation  organized  and
existing under the laws of the State of Louisiana, adopted the Executive Excess Retirement Plan (the "Plan") effective January 1, 1989;

         WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors; and

         WHEREAS, Avondale Industries, Inc. desires to amend the Plan;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       I.

         Section 3.1 of the Plan is hereby amended by adding thereto the following Paragraph (c):

                  (c)   For purposes of computing the benefits  provided in this
                        Section 3.1, a Participant who has deferred all or a portion of his compensation shall have that compensation considered in the year earned rather than in the year paid.

                                       II.

         In order to conform the cross-references to the Pension Plan as restated effective January 1, 1997, the reference in Section 3.2 of the Plan to
Section 6.2 of the Pension Plan is hereby changed to "Section 6.5 of the Pension Plan."

                                      III.

         Except as amended hereby, the Plan shall remain in full force and effect.

         Executed this 5th day of May, 1998.


                                                 AVONDALE INDUSTRIES, INC.


/s/ George E. White, Jr.                         By: /s/ Thomas M. Kitchen
------------------------                         -------------------------
/s/ Jackie H. Walker
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